UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported ) February 21, 2008
Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31617	33-059-5156

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6611 Dumbarton Circle
Fremont, CA	94555

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (510) 505-2100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
The stockholders of Vermillion, Inc. (the “Company”) authorized the Company’s Board of Directors to implement a reverse split of the Company’s common stock on February 14, 2008. On February 15, 2008, the Board of Directors of the Company approved a 1 for 10 reverse stock split of the Company’s outstanding common stock. The Company issued a press release announcing this. The press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Reverse Stock Split Press Release Issued by Vermillion, Inc. on February 15, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERMILLION, INC.
By:	/s/ Qun Zhou
	Name:	Qun Zhou
	Title:	Interim Chief Financial Officer

Date: February 21, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Reverse Stock Split Press Release Issued by Vermillion, Inc. on February 15, 2008

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